Exhibit 99.2

XXII Investor Presentation September 2024

VLN - Helps You Smoke Less ® Except for historical information, all of the statements, expectations, and assumptions contained in this presentation are forward - looking statements, including but not limited to our business outlook Forward - looking statements typically contain terms such as “anticipate,” “believe,” “consider,” “continue,” “could,” “drive to” “estimate,” “expect,” “explore,” “foresee,” “goal,” “guidance,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” “would,” and similar expressions. Actual results might differ materially from those explicit or implicit in forward - looking statements. Important factors that could cause actual results to differ materially are set forth in “Risk Factors” in the Company’s Annual Report on Form 10 - K filed on March 28, 2024 and Quarterly Reports filed on May 15, 2024 and August 13, 2024. All information provided in this presentation is as of the date hereof, and the Company assumes no obligation to and does not intend to update these forward - looking statements, except as required by law. Safe Harbor & Forward - looking Statement

At a Glance ▪ NASDAQ – XXII – Headquartered in Mocksville, NC ▪ Pure Play Tobacco Company with a 26 - year MISSION focused on Nicotine Harm Reduction with our branded VLN® Low Nicotine cigarette – The only Low Nicotine Cigarette ▪ NASCO Private Label Contract Manufacturing for others ▪ Supports company operations ▪ Reduces our cost ▪ Fund the growth business of VLN® ▪ Targeting Breakeven Profitability in Q1 2025 ▪ WE ARE HERE TO SOLVE A PROBLEM VLN - Helps You Smoke Less ®

XXII Mission: Lead the Nicotine Harm Reduction Movement Nicotine = Addiction ▪ Our Nicotine Harm Reduction Mission Started at XXII in 1998 – We were the Pioneer $ Billions are being spent on Nicotine Harm awareness campaigns and governance: ▪ TV commercials – Undo.org, CDC, American Heart Assoc, others ▪ Radio ▪ Associations/Societies ▪ Conferences ▪ Healthcare restrictions (surgery, medications, pregnancy) ▪ FDA ▪ Court ordered warnings ▪ Others ▪ WE HAVE THE SOLUTION with VLN – The Lowest Nicotine Cigarette in America VLN - Helps You Smoke Less ®

VLN® VLN® - Helps You Smoke Less ®

VLN® is the only one - Low Nicotine cigarette with 95% less Nicotine - FDA authorized ▪ Goal ▪ Recognition for VLN ® and create a separate category – Health related products seen as a better option for you ▪ Decaf Coffee ▪ Light Beer ▪ Diet Soda ▪ Strategy to create CMO flanker brands to join our Original VLN® in the category: ▪ Ranger VLN ® to Ranger ▪ Pinnacle VLN ® to Pinnacle ▪ Possible license opportunity to other brands ▪ VLN Branding extensions ▪ VLN® is synonymous with addressing smoker health and smoker choice: Helps You Smoke Less ® VLN® Strategy VLN - Helps You Smoke Less ®

VLN® - The Math ▪ 1 pack of VLN ® 95% less Nicotine Cigarettes = 1 standard cigarette for nicotine content ▪ The math is why it helps you smoke less For the Customer: ▪ The Original VLN® Cartons needed to breakeven – 223,000 (2.9% of NASCO Capacity) ▪ Current distribution 5,100 stores ▪ Cartons/year needed per store – 44 ▪ Cartons/ wk - .85 or 9pks/week avg. per store ▪ We've had stores that have sold 3.5 cartons/week over an extended period of time For XXII: VLN - Helps You Smoke Less ® For the Retailer: ▪ Answer to the Nicotine warning on the door ▪ Wholesaler Realignment ▪ New category in the store with active distribution support o Digital Marketing o Website update o Social Media

VLN® The Gift from Big Tobacco VLN - Helps You Smoke Less ® This sign is required by every retailer that sells tobacco in the US Simply Put – The Problem – The Solution – VLN® The Problem The Solution

VLN® Distribution VLN - Helps You Smoke Less ® Diverse List of U.S., Retail Locations Carry VLN® Products Across Broad Geography Current Distribution: ▪ More than 5,100 retail stores across 26 states, including three largest state markets of Texas, California and Florida ▪ Secured distribution with top national and regional retail distributors for tobacco related products, registrations in additional states for continued expansion Target US Distribution – The Opportunity: • More than 274,000 total resellers of tobacco products in the US among the top 4 classes of trade • We are less than 2% of the way to the target • There is shelf space in every store for THE answer to Nicotine from cigarettes

Art Company Lorem ipsum Dolor VLN® - Outlook ▪ Current owned Inventory Position: ▪ $4.4 million in finished VLN® product ▪ Tobacco to support approx. 1.2 million cartons Original VLN® ▪ Tobacco to support approx. 250,000 carton of custom blend VLN® ▪ Product Strategy – Build out the Category: ▪ Original VLN® ▪ VLN® Flanker Brands ▪ VLN® New Branding – Future Sku’s ▪ Marketing Campaign – Consumer awareness – Emotional connection ▪ Expanded Distribution ▪ Increased Sell - through ▪ Driving Growth in VLN®

Contract Manufacturing and Operations

Leading Provider of Manufacturing Solutions to the Tobacco Industry CMO Strategy ▪ Services include: ▪ High Quality Private Label Production Services ▪ Turnkey or Consigned ▪ Leverage our Machine Capacity ▪ Supply Chain Management ▪ MSA Cigarette Producer ▪ Low - Cost advantage ▪ We handle the Front End; They handle the "Go - to - Market"

Goal: Drive the Factory output to full capacity – VLN® + CMO Operations Strategy ▪ Agnostic to the end product – Cigarettes or Filtered Cigars ▪ 35,000 cartons per day on one shift depending on mix ▪ Running at Full Capacity will drop DLOH per carton across the board ▪ Current capacity can be grown by: ▪ Additional shifts ▪ Additional production lines ▪ In - line automation ▪ Full consumption of current 1 shift capacity with CMO business can cover the Company’s overhead ▪ The goal is to fill the capacity with CMO business and fund VLN® growth ▪ Substantial revenue stream at full capacity ▪ Growth in revenue and lower DLOH = Good margin and cash flow

Research & Development

Goal: To ensure company IP assets are positioned to provide ongoing commercial value where viable, along with continuing to develop further advancement in tobacco. R&D ▪ Key Areas Of Focus: ▪ Partnership with NCSU on various low nicotine tobacco improvements ▪ Low Nicotine Tobacco disease resistance ▪ Other Low Nicotine tobacco strain development for future VLN ® blends ▪ Domestic ▪ International ▪ Patent Strategy ▪ File new patents to extend low nicotine tobacco protection and block competitors ▪ International - pursue patents in select countries with large customer base

Financial

TTM Quarterly P&L (in 000’s) – Q2 2024 Please refer to our Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Form 8 - K earnings release for a full presentation of the statement of operations and comprehensive loss, and reconciliation of GAAP to Non - GAAP measures. Q2 2024 Q1 2023 Q4 2023 Q3 2023 Continuing Operations 7,947 $ 6,469 $ 7,357 $ 7,871 $ Revenues, net 3,869 4,213 11,565 3,920 Cost of goods sold 3,508 3,385 3,621 3,873 Excise taxes + fees on products 570 (1,129) (7,829) 78 Gross (loss) profit 2,617 3,305 6,403 8,328 Total operating expenses (2,047) (4,434) (14,232) (8,250) Operating loss (141) (1,016) (7,834) 171 Total other income (expense) (2,188) (5,450) (22,067) (8,080) Loss before income taxes 26 - 1 - Provision for income taxes (2,214) $ (5,450) $ (22,067) $ (8,080) $ Net loss from continuing operations (0.30) $ (1.72) $ (0.66) $ (0.41) $ Basic & diluted EPS (1,461) $ (4,168) $ (14,927) $ (6,569) $ EBITDA Q2 2024 earnings reflect improved trends in P&L including: ▪ Shifting product mix to improve gross margin profitability ▪ Significant reduction in operating expenses ▪ Restructured the JGB/Omnia debt to substantially reduce interest expense and cash payments

The presentation contains certain financial information that is not presented in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), including earnings before interest, taxes, depreciation and amortization (EBITDA) and EBITDA further adjusted for certain non - cash and/or non - operating expenses, including equity - based employee compensation expense, restructuring and restructuring - related charges such as impairment, acquisition and transaction costs, and other unusual or infrequently occurring items, if applicable, such as inventory reserves and adjustments, gains or losses on disposal of property, plant and equipment, and gains or losses on investments (Adjusted EBITDA). We believe that the presentation of EBITDA and Adjusted EBITDA are important financial measures that supplement discussion and analysis of its financial condition and results of operations and enhances an understanding of its operating performance. While management considers EBITDA and Adjusted EBITDA to be important, these financial performance measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP, such as operating (loss) income, net (loss) income and cash flows from operations. Adjusted EBITDA is susceptible to varying calculations and the Company’s measurement of Adjusted EBITDA may not be comparable to those of other companies. Non GAAP Financial Information

Summary ▪ VLN® Strategy solidified and started ▪ Positive Cash Flow from Sales of Current VLN Inventory ▪ Increased Gross Profit through: ▪ VLN® volume and new placements ▪ Higher margin CMO volume and further DLOH absorption ▪ Price increases to negative margin customers or exit ▪ Significant reduction in operating expenses ▪ Major Balance Sheet Improvements ▪ Continued Development of Low Nicotine Strains Key Initiatives & The Road Ahead:

Thank You Questions + Answers Q A